Exhibit 99.2

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

Introduction

The following unaudited pro forma combined financial information is provided to aid you in your analysis of the financial aspects of the Business Combination.

The unaudited pro forma combined balance sheet as of March 31, 2020 gives pro forma effect to the Business Combination as if it had been consummated as of that date. The unaudited pro forma combined statements of operations for the three months ended March 31, 2020 and for the year ended December 31, 2019 give pro forma effect to the Business Combination as if it had occurred as of January 1, 2019. This information should be read together with HOF Village’s and GPAQ’s respective audited and unaudited financial statements and related notes, “Management’s Discussion and Analysis of Financial Condition and Results of Operations of HOFV,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of GPAQ” and other financial information included elsewhere in the Current Report on Form 8-K to which this pro forma combined financial information is attached (the “Form 8-K”) and in the Registration Statement. Capitalized terms used herein have the same meaning as in the Form 8-K.

The unaudited pro forma combined balance sheet as of March 31, 2020 has been prepared using the following:

●	HOF Village’s unaudited historical consolidated balance sheet as of March 31, 2020, as included in the Registration Statement and incorporated herein by reference; and

●	GPAQ’s unaudited historical consolidated balance sheet as of March 31, 2020, as included in the Registration Statement and incorporated herein by reference.

The unaudited pro forma combined statement of operations for the three months ended March 31, 2020 has been prepared using the following:

●	HOF Village’s unaudited historical consolidated statement of operations for the three months ended March 31, 2020, as included in the Registration Statement and incorporated herein by reference; and

●	GPAQ’s unaudited historical statement of operations for the three months ended March 31, 2020, as included in the Registration Statement and incorporated herein by reference.

The unaudited pro forma combined statement of operations for the year ended December 31, 2019 has been prepared using the following:

●	HOF Village’s audited historical consolidated statement of operations for the year ended December 31, 2019, as included in the Registration Statement and incorporated herein by reference; and

●	GPAQ’s audited historical consolidated statement of operations for the year ended December 31, 2019, as included in the Registration Statement and incorporated herein by reference.

Description of the Transactions

GPAQ acquired 100% of the issued and outstanding securities of Newco, in exchange for 18,120,907 shares of common stock of Hall of Fame Resort & Entertainment Company (formerly GPAQ Acquisition Holdings, Inc.). For more information about the Business Combination, please see the section entitled “The Business Combination Proposal” in the Registration Statement. Copies of the Merger Agreement, Amendment No. 1 to the Agreement and Plan of Merger, Amendment No. 2 to the Agreement and Plan of Merger and Amendment No. 3 to the Agreement and Plan of Merger are included in the Form 8-K as Exhibits 2.1(a), 2.1(b), 2.1(c) and 2.1(d), respectively.

Accounting for the Business Combination

The Business Combination will be accounted for as a reverse merger in accordance with U.S. GAAP. Under this method of accounting, GPAQ will be treated as the “acquired” company for financial reporting purposes. This determination was primarily based on the holders of Newco Units expecting to have a majority of the voting power of the post-combination company, Newco’s senior management comprising substantially all of the senior management of the post-combination company, the relative size of Newco compared to GPAQ, and Newco’s operations comprising the ongoing operations of the post-combination company. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of a capital transaction in which Newco is issuing stock for the net assets of GPAQ. The net assets of GPAQ will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of HOF Village.

Basis of Pro Forma Presentation

The historical financial information has been adjusted to give pro forma effect to events that are related and/or directly attributable to the Business Combination, are factually supportable, and as it relates to the unaudited pro forma combined statement of operations, are expected to have a continuing impact on the results of the post-combination company. The adjustments presented on the unaudited pro forma combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the post-combination company upon consummation of the Business Combination.

The unaudited pro forma combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma combined financial information as being indicative of the historical financial position and results that would have been achieved had the companies always been combined or the future financial position and results that the post-combination company will experience. HOF Village and GPAQ have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

There is no historical activity with respect to Acquiror Merger Sub, Holdings, or Company Merger Sub, and accordingly, no adjustments were required with respect to these entities in the pro forma combined financial statements.

Included in the shares outstanding and weighted average shares outstanding as presented in the pro forma combined financial statements are 18,120,907 shares of common stock issued to HOF Village shareholders.

PRO FORMA COMBINED BALANCE SHEET
AS OF MARCH 31, 2020
(UNAUDITED)

	(A) HOF Village	(B) GPAQ	Pro Forma Adjustments		Pro Forma Balance Sheet
Assets
Current assets:
Cash	$911,015	$58,907	$31,162,868	(3)
			547,459	(4)
			(6,233,473	)(6)
			(278,938	)(8)
			7,000,000	(9)
			(15,500,000	)(10)
			(9,205	)(11)	$17,658,633
Restricted cash	13,218,879	-	-		13,218,879
Accounts receivable, net	1,115,586	-	-		1,115,586
Prepaid expenses and other current assets	3,760,622	72,655	-		3,833,277
Marketable securities held in Trust Account	-	86,100,216	441,767	(2)
			(55,379,115	)(1)
			(31,162,868	)(3)	-
Property and equipment, net	132,188,767	-	-		132,188,767
Project development costs	95,948,531	-	-		95,948,531
Total Assets	$247,143,400	$86,231,778	$(69,411,505)		$263,963,673

Liabilities and Shareholders' Equity
Current liabilities:
Notes payable, net	$185,985,168	$-	$(31,809,563	)(8)
			(13,721,293	)(9)
			(15,500,000	)(10)
			(49,059,945	)(12)	$75,894,367
Convertible notes payable	$-	$-	20,721,293	(9)	20,721,293
Accounts payable and accrued expenses	12,666,308	791,727	(862,091	)(6)
			(100,000	)(7)
			(3,259,027	)(8)	9,236,917
Due to affiliate	21,628,411	-	(15,441,515	)(7)
			(3,500,000	)(12)
			(2,300,000	)(8)	386,896
Promissory note - related party	-	4,118,492	441,767	(2)
			547,459	(4)
			(5,107,718	)(5)	-
Other liabilities	5,052,016	-	(1,787,336	)(12)	3,264,680
Deferred underwriting fees	-	4,375,000	(4,375,000	)(6)	-
Deferred legal fee payable	-	72,500	(72,500	)(6)	-
Total Liabilities	225,331,903	9,357,719	(125,185,469)		109,504,153

Commitments and Contingencies

Common stock subject to redemption	-	71,874,055	(55,379,115	)(1)
			(16,494,940	)(11)	-

Shareholders’ Equity
Members' equity	21,811,497	-	(21,811,497	)(12)	-
Class A common stock	-	132	51	(5)
			229	(7)
			487	(8)
			157	(11)
			1,812	(12)
			313	(13)	3,181
Class F common stock	-	313	(313	)(13)	-
Additional paid in capital	-	3,560,051	5,107,667	(5)
			25,928,126	(7)
			40,183,632	(8)
			16,485,578	(13)
			128,140,376	(12)	219,405,430
Retained earnings (Accumulated deficit)	-	1,439,508	(923,882	)(6)
			(10,386,840	)(7)
			(3,094,467	)(8)
			(51,983,410	)(12)	(64,949,091)
Total Shareholders' Equity	21,811,497	5,000,004	127,648,019		154,459,520
Total Liabilities and Shareholders’ Equity	$247,143,400	$86,231,778	$(69,411,505)		$263,963,673

Pro Forma Adjustments to the Unaudited Combined Balance Sheet

(A)	Derived from the unaudited consolidated balance sheet of HOF Village as of March 31, 2020. See HOF Village’s financial statements and the related notes appearing in the Registration Statement.

(B)	Derived from the unaudited consolidated balance sheet of GPAQ as of March 31, 2020. See GPAQ’s financial statements and the related notes appearing in the Registration Statement.

(1)	Reflects redemption of 4,511,020 shares of common stock for $10.71 per share, or $48,292,477, on March 30, 2020 and 658,072 shares of common stock for $10.76 per share, or $7,086,638 on May 14, 2020.

(2)	Reflects the funding received of $211,891 for the additional extension to May 14, 2020 approved by GPAQ’s shareholders on March 30, 2020 and the funding received of $229,876 for the additional extension to July 15, 2020 approved by GPAQ’s shareholders on May 14, 2020.

(3)	Reflects the release of cash from marketable securities held in the trust account.

(4)	Reflects additional loans from the Sponsor to fund the company’s working capital requirements.

(5)	Reflects the conversion of promissory notes in the aggregate amount of $5,107,718 due to the Sponsor into 510,772 shares of common stock of the post-combination company at $10.00 per share.

(6)	Reflects the payment of fees and expenses related to the Business Combination, including the deferred underwriting fee of $4,375,000, the deferred legal fee of $72,500, and legal, financial advisory, accounting and other professional fees. Transaction related expenses of $791,727 are classified in accounts payable for GPAQ and $70,364 for HOF Village as of March 31, 2020. The direct, incremental costs of the Business Combination related to the legal, financial advisory, accounting and other professional fees of $923,882 is reflected as an adjustment to retained earnings and is not shown as an adjustment to the statement of operations since it is a nonrecurring charge resulting directly from the Business Combination.

(7)	Reflects (a) the issuance of 1,078,984 shares of common stock at $10.00 per share to The Klein Group, LLC in satisfaction of outstanding fees and expenses in the aggregate amount of $10,789,840, of which $10,289,840 is reflected as an adjustment to retained earnings and $500,000 is reflected as an adjustment to due to affiliate (b) the issuance of 610,000 shares of common stock at $10.00 per share to IRG, LLC in satisfaction of outstanding fees and expenses in the aggregate amount of $6,100,000, which is reflected as an adjustment to due to affiliate, (c) the issuance of 580,000 shares of common stock at $10.00 per share to the PFHOF in satisfaction of outstanding fees and expenses in the aggregate amount of $8,841,515, of which $5,800,000 is reflected as an adjustment to due to affiliate and $3,041,515 is reflected as the forgiveness of debt and therefore recorded as an adjustment to additional paid in capital and (d) the issuance of 23,640 shares of common stock at $10.00 per share to TSAV in satisfaction of outstanding fees and expenses in the aggregate amount of $197,000, of which $100,000 is reflected as an adjustment to accounts payable and $97,000 is reflected as an adjustment to retained earnings. Direct, incremental costs of $10,386,840 is reflected as an adjustment to retained earnings and is not shown as an adjustment to the statement of operations since it is a nonrecurring charge resulting directly from the Business Combination.

(8)	Reflects the issuance of an aggregate of 4,872,604 shares of common stock in satisfaction of prior existing debt in the amount of $35,159,645 and related accrued interest in the amount of $4,182,794 and the corresponding amortization of the related remaining deferred financing costs in connection with the Business Combination. Of such amount, 2,172,186 shares were issued at $10.00 per share in satisfaction of $15,000,000 of bridge loans and $3,101,550 of accrued interest after giving effect to the Exchange Ratio, 1,493,286 shares were issued at $10.00 per share in satisfaction of $11,886,175 of “Company Convertible Notes” and $557,775 of accrued interest after giving effect to the Exchange Ratio, 130,000 shares were issued at $10.00 per share in satisfaction of $1,300,000 of “New Company Convertible Notes” and an aggregate of 849,308 shares were issued at $10.00 per share in satisfaction of $7,073,470 of syndicated unsecured term loan, of which $100,000 is reflected as an adjustment to due to affiliates, after giving effect to the Exchange Ratio and an aggregate of 227,824 shares were issued at $10.00 per share in satisfaction of $2,278,233 of “New ACC Debt” which is classified in due to affiliates. The amortization of the deferred financing costs in the aggregate amount of $3,094,467 is reflected as an adjustment to retained earnings and is not shown as an adjustment to the statement of operations since it is a nonrecurring charge resulting directly from the Transaction. In addition, $278,938 of Company Convertible Notes of HOF Village elected to receive cash at the time of closing.

(9)	Reflects the issuance of convertible debt in connection with PIPE for $7,000,000 in cash and the conversion of prior existing notes payable. Of the prior exiting notes payable, $9,000,000 of IRG November Notes, $3,471,293 of Company Convertible Notes, $750,000 of New Company Convertible Notes and $500,000 of sponsor loans were converted into an aggregate of $13,721,293 of convertible loans in connection with the PIPE.

(10)	Reflects the repayment of $15,500,000 of bridge loans at the consummation of the Business Combination.

(11)	Reflects the cancellation of 852 shares of common stock for shareholders who elected cash conversion for payment of $9,205 and the reclassification of 1,548,877 shares of common stock subject to redemption to permanent equity for those stockholders who did not exercise their redemption rights.

(12)	Reflects the recapitalization of HOF Village through (a) the contribution of all the share capital in HOF Village to GPAQ in the amount of $21,811,497, (b) the conversion of the redemption value of the preferred members’ equity in the amount of $99,603,847, of which $3,500,000 is reflected as an adjustment to due to affiliates, net of the amortization of the related remaining deferred financing costs in the amount of $50,543,902, and related preferred equity dividends in the amount of $1,787,336, (c) the issuance of 18,120,907 shares of common stock and (d) the elimination of the historical retained earnings of GPAQ, the accounting acquire in the amount of $1,439,508.

(13)	Reflects the conversion of 3,125,000 shares of Class F common stock into Class A common stock, on a one-for-one basis, at the consummation of the Business Combination.

PRO FORMA COMBINED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2020
(UNAUDITED)

	(A) HOF Village	(B) GPAQ	Pro Forma Adjustments		Pro Forma Income Statement

Total revenues	$1,963,541	$-	$-		$1,963,541

Property operating expenses	6,683,986	-	(433,800	)(1)	6,250,186
Commission expense	450,854	-	-		450,854
Depreciation expense	2,722,120	-	-		2,722,120
Operating expenses	-	720,638	(580,695	)(1)	139,943
Loss from operations	(7,893,419)	(720,638)	1,014,495		(7,599,562)

Other income (expense):
Interest income	-	293,082	(293,082	)(2)	-
Interest expense	(2,010,010)	-	1,265,161	(3)	(744,849)
Amortization of discount on note payable	(3,234,413)	-	2,866,806	(3)	(367,607)
Other loss	-	-	-		-
Loss before income taxes	(13,137,842)	(427,556)	4,853,380		(8,712,018)
Provision for income taxes	-	(32,159)	32,159	(4)	-
Net loss	$(13,137,842)	$(459,715)	$4,885,539		$(8,712,018)

Weighted average shares outstanding, basic and diluted	18,120,907	4,346,628	27,472,448	(5)	31,819,076
Basic and diluted net loss per share	$(0.73)	$(0.15)			$(0.27)

PRO FORMA COMBINED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2019
(UNAUDITED)

	(C) HOF Village	(D) GPAQ	Pro Forma Adjustments		Pro Forma Income Statement

Total revenues	$7,861,331	$-	$-		$7,861,331

Property operating expenses	16,707,537	-	(320,681	)(1)	16,386,856
Commission expense	1,003,226	-	-		1,003,226
Depreciation expense	10,915,839	-	-		10,915,839
Loss on abandonment of prject development costs	12,194,783	-	-		12,194,783
Operating expenses	-	1,415,881	(769,247	)(1)	646,634
Loss from operations	(32,960,054)	(1,415,881)	1,089,928		(33,286,007)

Other income (expense):
Interest income	-	2,651,036	(2,651,036	)(2)	-
Unrealized gain on marketable securities	-	9,588	(9,588	)(2)	-
Interest expense	(9,416,099)	-	5,252,496	(3)	(4,163,603)
Amortization of discount on note payable	(13,274,793)	-	10,274,086	(3)	(3,000,707)
Other loss	(252,934)	-	-		(252,934)
(Loss) income before income taxes	(55,903,880)	1,244,743	13,955,886		(40,703,251)
Provision for income taxes	-	(424,383)	424,383	(4)	-
Net (loss) income	$(55,903,880)	$820,360	$14,380,269		$(40,703,251)

Weighted average shares outstanding, basic and diluted	18,120,907	4,098,986	27,720,090	(5)	31,819,076
Basic and diluted net loss per share	$(3.09)	$(0.25)			$(1.28)

Pro Forma Adjustments to the Unaudited Combined Statements of Operations

(A)	Derived from the unaudited consolidated statement of operations of HOF Village for the three months ended March 31, 2020. See HOF Village’s financial statements and the related notes appearing in the Registration Statement.

(B)	Derived from the unaudited consolidated statement of operations of GPAQ for the three months ended March 31, 2020. See GPAQ’s financial statements and the related notes appearing in the Registration Statement.

(C)	Derived from the audited consolidated statement of operations of HOF Village for the year ended December 31, 2019. See HOF Village’s financial statements and the related notes appearing in the Registration Statement.

(D)	Derived from the audited statement of operations of GPAQ for the year ended December 31, 2019. See GPAQ’s financial statements and the related notes appearing elsewhere in in the Registration Statement.

(1)	Represents an adjustment to eliminate direct, incremental costs of the Business Combination which are reflected in the historical financial statements of HOF Village and GPAQ in the amount of $433,800 and $580,695, respectively, for the three months ended March 31, 2020 and $320,681 and $769,247, respectively, for the year ended December 31, 2019.

(2)	Represents an adjustment to eliminate interest income and unrealized gain on marketable securities held in the trust account as of the beginning of the period.

(3)	Represents an adjustment to eliminate interest expense on certain of HOF Village’s notes payable as of the beginning of the period, as these will be repaid upon consummation of the Business Combination.

(4)	To record normalized blended statutory income tax benefit rate of 21% for pro forma financial presentation purposes resulting in the recognition of an income tax benefit, which however, has been offset by a full valuation allowance as the post-combination company expects to incur continuing losses.

(5)	The calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that GPAQ’s initial public offering occurred as of January 1, 2019. In addition, as the Business Combination is being reflected as if it had occurred on this date, the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the shares have been outstanding for the entire period presented. This calculation is retroactively adjusted to eliminate the number of shares redeemed in the Business Combination for the entire period.

The following presents the calculation of basic and diluted weighted average common shares outstanding. The computation of diluted loss per share excludes the effect of 17,400,000 warrants to purchase 17,400,000 shares of common stock because the inclusion of these securities would be anti-dilutive.

Combined
Weighted average shares calculation, basic and diluted
GPAQ public shares	4,082,910
GPAQ Sponsor shares, net of cancelled shares	2,035,772
GPAQ Sponsor shares transferred to HOF Village	414,259
GPAQ shares issued in satisfaction of outstanding fees and expenses	2,292,624
GPAQ shares issued in satisfaction of prior existing debt	4,872,604
GPAQ shares issued in the Business Combination	18,120,907
Weighted average shares outstanding	31,819,076
Percent of shares owned by Newco	80.8%
Percent of shares owned by GPAQ	19.2%

COMPARATIVE SHARE INFORMATION

The following table sets forth the historical comparative share information for HOF Village and GPAQ on a stand-alone basis and the unaudited pro forma combined share information for the three months ended March 31, 2020 and the year ended December 31, 2019, after giving effect to the Business Combination.

You should read the information in the following table in conjunction with the selected historical financial information summary incorporated by reference in the Form 8-K, and the historical financial statements of HOF Village and GPAQ and related notes that are included in the Registration Statement. The unaudited pro forma combined share information is derived from, and should be read in conjunction with, the unaudited pro forma combined financial statements and related notes included in the Registration Statement.

The unaudited pro forma combined share information below does not purport to represent what the actual results of operations or the earnings per share would been had the companies been combined during the periods presented, nor to project the Company’s results of operations or earnings per share for any future date or period. The unaudited pro forma combined stockholders’ equity per share information below does not purport to represent what the value of HOF Village and GPAQ would have been had the companies been combined during the periods presented.

	HOF Village	GPAQ	Combined
Three Months Ended March 31, 2020
Net loss	$(13,137,842)	$(459,715)	$(8,712,018)
Total stockholders’ equity (1)	$21,811,497	$5,000,004	$154,459,520
Weighted average shares outstanding – basic and diluted	18,120,907	4,346,628	31,819,076
Basic and diluted net loss per share	$(0.73)	$(0.15)	$(0.27)
Stockholders’ equity (1) per share – basic and diluted	$1.20	$1.15	$4.85

(1)	Stockholders’ equity is used as a proxy for book value in the above table.

	HOF Village	GPAQ	Combined
Year Ended December 31, 2019
Net (loss) income	$(55,903,880)	$820,360	$(40,703,251)
Weighted average shares outstanding – basic and diluted	18,120,907	4,098,986	31,819,076
Basic and diluted net loss per share	$(3.09)	$(0.25)	$(1.28)